                                 THE ST. LAWRENCE SEAWAY CORPORATION

                                 Filing Type:  8-K
                                 Description:  Current Report
                                 Filing Date:  February 8, 2002
                                 Period End:  January 24, 2002

                       Primary Exchange: OTC - BB
                                 Ticker: STLS.OB

THE ST. LAWRENCE SEAWAY CORPORATION - 8-K - Current Report                      Date Filed: 2/8/2002
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                                          TABLE OF CONTENTS

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                                                 8-K

Item 5 ...........................................................................................2
Item 7 ...........................................................................................3

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                                 SECURITIES AND EXCHANGE COMMISSION
                                       WASHINGTON, D.C. 20549

                                              FORM 8-K

                                           CURRENT REPORT
                               PURSUANT TO SECTION 13 OR 15(d) OF THE
                                   SECURITIES EXCHANGE ACT OF 1934

                 Date of Report (Date of earliest event reported): January 24, 2002

                                 THE ST. LAWRENCE SEAWAY CORPORATION
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                       (Exact name of registrant as specified in its charter)

   Indiana                                    0-2040                                  35-1038443
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(State or other jurisdiction               (Commission                              (IRS Employer
 of incorporation)                          File Number)                         Identification No.)

           818 Chamber of Commerce Building, 320 N. Meridian Street, Indianapolis, Indiana
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                         (Address of principal executive offices) (Zip Code)

                 Registrant's telephone number, including area code: (317) 639-5292
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                                                 N/A
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                   (Former name or former address, if changed since last report.)

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THE ST. LAWRENCE SEAWAY CORPORATION - 8-K - Current Report                      Date Filed: 2/8/2002
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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

The  Company  has entered  into a Research  Funding  Agreement  with New York  University  School of
Medicine,  New York,  New York,  under  which the  Company  will  provide  funding  for the  further development of certain NYU medical discoveries and technology,  in return for which the Company will be  entitled to receive  License  Fees from the future  commercial  uses of such  discoveries.  Such technology  is subject to pending NYU Patent  application  and  generally  relates to  treatment  of certain prostate enlargements and prostate cancers.  Under the Agreement,  the Company has agreed to provide research funding of $25,000 for each of eight calendar  quarters,  in exchange for which the
Company would be entitled to receive 1.5% of future license revenues from the sale, license or other commercialization  of the NYU Patents. The Company has the option to provide additional funds for up to three  additional  years of  development,  in exchange for which the  Company's  share of license revenue from the NYU Patents would increase to a maximum of 3.75%. Development and commercialization of the NYU Patent is highly  speculative  and subject to numerous  uncertainties,  both  scientific, financial, practical and commercial.

In a separate matter,  the Company has also entered into a non-binding  letter of intent under which it will provide development  funding to a newly-formed  private company for specified drug treatment protocols for thyroid and cardiovascular disease. Such treatments are in early stage development and involve the use of novel  formulations of hormones,  delivered in controlled  release  formulations.
Funding  provided  by the  Company  would be used for the purpose of  financing  development  of new formulations  of such hormone,  and to conduct animal and human clinical  trials.  Research has been initiated  by a private  company  (the  "Development  Company")  founded  by  physicians  at a major metropolitan New York City area hospital. If consummated, the terms of the letter of intent call for the Company to acquire,  subject to adjustment, a 25% ownership stake in the Development Company, in exchange  for its  commitment  to provide  development  funding of  $750,000  over an  approximately one-year  period,  with follow-on  investment of an additional  $750,000 if certain  preliminary FDA testing approvals are secured. If the product is licensed by Development Company to a pharmaceutical partner  during this period,  the Company  would be entitled to a portion of  Development  Company's resulting  royalties  and progress  payments.  The amount of ownership to be received by the Company would be subject to adjustment,  based upon ownership and license  arrangements that the Development
Company  makes with  laboratories  that  provide  research  and  formulation  expertise  and assets, development  or  licensing  partners,  or other  sources of  financing.  The  Company has loaned the
Development  Company Forty Thousand  Dollars,  secured by such entities  assets,  in connection with entering the letter of intent.  Consummation  of the transaction is expected in the first quarter of
2002. Development and commercialization of the treatment protocols is highly speculative and subject to numerous uncertainties, both scientific, practical, financial and commercial.

"Safe harbor" statement under the private securities litigation reform act of 1995: this prospectus, including the information  incorporated by reference  herein,  contains  forward-looking  statements within the meaning of section 27a of the  securities  act of 1933 and section 21e of the  securities exchange act of 1934 which  reflect our current  views with respect to future  events and  financial
performance.   The  words  "believe,"  "expect,"  "anticipate,"  and  similar  expressions  identify forward-looking statements. Investors should not rely on forward-looking statements because they are subject to a variety of risks,  uncertainties,  and other factors that could cause actual results to differ  materially  from those  expressed in any such  forward-looking  statements,  including those mentioned below and those detailed from time to time in our filings with the Securities and Exchange
Commission which are incorporated  herein by reference.  These factors include,  but are not limited to:

   - the ability to successfully complete development and  commercialization of products,  including the cost, timing, scope and results of pre-clinical and clinical testing;

   - the ability to  successfully  complete  product  research  and further  development,  including animal, pre-clinical and clinical studies;

   - the ability of the developers to manage  multiple late stage  clinical  trials for a variety of product candidates;

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THE ST. LAWRENCE SEAWAY CORPORATION - 8-K - Current Report                      Date Filed: 2/8/2002
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   - significant uncertainties and requirements to attain government testing and sales approvals and licenses;

   - the volume and profitability of product sales;

   - changes in existing  and  potential  relationships  with  financing,  corporate  or  laboratory collaborators;

   - the cost,  delivery and quality of clinical and commercial grade materials supplied by contract manufacturers or laboratories;

   - the timing, cost and uncertainty of obtaining regulatory approvals;

   - the ability to obtain substantial  additional funding or to enter into development or licensing arrangements with well-funded partners or licensees;

   - the ability to attract  manufacturing,  sales,  distribution  and marketing  partners and other strategic alliances;

   - the ability to develop and commercialize products before competitors; and

   - the dependence on certain founders and key management  members of the developer,  or physicians with expertise in the field.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)  EXHIBITS.

         The following exhibits are filed herewith:

         Exhibit 10.1--NYU License Agreement

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THE ST. LAWRENCE SEAWAY CORPORATION - 8-K - Current Report                      Date Filed: 2/8/2002
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                                              SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                THE ST. LAWRENCE SEAWAY CORPORATION

                                By:  /s/ Daniel L. Nir
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                                    Daniel L. Nir, President and Treasurer (Chief Financial Officer)

Date: February 8, 2002

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